FedNat Holding Company (NASDAQ: FNHC) Investor Update March 4, 2019

SAFE HARBOR STATEMENT Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

FEDNAT CORPORATE PROFILE Overview: • Leader in coastal Florida homeowners market • High quality book of business with proven underwriting excellence • Strong, large partner agent network and brand recognition • Allstate and GEICO agency relationships • Experienced leadership team (FNIC) is a homeowners’ insurer Key Metrics*: predominantly in Florida • Cash and Investments: $500M+ with controlled expansion in • Book Value Per Common Share: $16.84 AL, LA, SC and TX. • Agency Partnerships: 2,500+ • Gross Written Premiums for 4Q18: $120M+ • Florida OIR Market Share**: 4.7% • Demotech Financial Stability Rating: A * As of December 31, 2018, unless otherwise noted ** Market data as of September 30, 2018 (Source: Florida OIR) 3

LONG-TERM TRACK RECORD OF BOOK VALUE GROWTH $18.00 $16.84 $16.52 $16.29 $16.01 $16.00 BVPS CAGR 12.6% $13.91 $14.00 2011 – Q418 $12.00 $10.00 $9.79 $8.26 $8.00 $7.32 $6.00 $4.00 $2.00 $0.00 2011 2012 2013 2014 2015 2016 * 2017** 2018*** * Impacted by Hurricane Matthew ** Impacted by Hurricane Irma ***Impacted by Hurricane Michael Source: Company Filings and SNL Financial 4 Note: Based on GAAP financial information

STRATEGIC EXECUTION DRIVING FORWARD EARNINGS MOMENTUM • Execute on Maison acquisition and realize reinsurance as well as operational synergies • Through Maison and existing book, continue to selectively grow in neighboring coastal states • Delivering improving ex-cat underwriting profitability in core Florida Homeowners book • Benefitting from effective exposure management resulting in reduced hurricane exposure and reinsurance costs • Mitigating AOB headwind through improved underwriting and claims management as well as implementation of Florida rate increases • Exiting unprofitable non-core lines (auto and commercial general liability) • Improving operating efficiency and reducing expenses while investing in technology 5

GROWING THROUGH INDUSTRY HEADWINDS Hurricane Hurricane Hurricane 30.00% $500,000 Matthew Irma Michael (Q4) 20+% ROE 25.52% $450,000 Onset of AOB 25.00% Goal in Cat-Free Years $400,000 $391,662 $396,093 $350,000 20.00% 18.82% Revenue (Thousands) Revenue $300,000 $307,525 15.00% $250,000 13.48% Return onReturn Equity % $243,471 $200,000 $198,616 10.00% $150,000 6.99% $118,922 $100,000 5.00% 3.74% $50,000 0.46% 0.00% $0 2013 2014 2015 2016 2017 2018 Revenue Return on Equity % 6

EFFECTIVE CAPITAL MANAGEMENT $17.45 350,000 $16.89 $18.00 $16.36 $16.84 $15.98 $16.29 $16.00 49,251 44,353 44,377 $14.00 44,328 44,404 250,000 4,925 $12.00 $10.00 150,000 $8.00 225,070 227,459 222,936 208,080 215,028 215,259 $6.00 $4.00 50,000 $2.00 $0.00 -12,681 -14,965 -21,031 -22,133 -23,172 -24,211 -50,000 -$2.00 Q317* Q417 Q118** Q218 Q318 Q418*** Accumulated Share Repurchases & Dividends Shareholders' Equity Total Debt BVPS $10M share repurchase program authorized in December 2018 is fully available for 2019 * Impacted by Hurricane Irma ** Acquired the non-controlling interest in Monarch National during 1Q18 7 *** Impacted by Hurricane Michael

ACQUISITION OF MAISON INSURANCE COMPANY AND RELATED ENTITIES

ACQUISITION SUMMARY • FNHC will acquire the three operating subsidiaries of 1347 Property Insurance Holdings, Inc. (“1347 PIH”): − Maison Insurance Company (“Maison”) Transaction − Maison Managers, Inc. − ClaimCor, LLC • $51 million paid to 1347 PIH plus an estimated $15 million STAT capital infusion into Maison to replace existing surplus notes Maison will pay off at close − $25.5 million in cash − $25.5 million in FNHC common stock (represents less than 10% of pro forma shares outstanding) Consideration Value • Minimum GAAP Equity of $42 million and minimum STAT Surplus of $29 million delivered at close • ~1.2x consolidated tangible GAAP book value at close • Represents potential internal rate of return in excess of 20% • Limited tangible book value dilution earned back in less than two years • Anticipated close Q2 2019 Approvals and Timing • 1347 PIH is entitled to a 30-day go-shop period subject to a $2.165 million termination fee • Subject to certain closing conditions including receipt of regulatory approvals • FNHC will retain nearly all employees, including Doug Raucy (Maison President & CEO) and Dean Stroud (Maison VP & Chief Underwriting Officer) who are entering into new employment agreements with FedNat Other Items • Five year ROFR agreement for 1347 PIH to participate in FedNat’s reinsurance program for up to 7.5% of any layer • Investment advisory agreement with 1347 PIH post closing 9

DEBT PRIVATE PLACEMENT SUMMARY Sources of Cash FNHC to issue $100 million of ten year senior unsecured notes in an Summary institutional private placement led by an existing lender. Please see sources Senior Notes Offering $100.0M(1) and uses to the right. Total Sources of Cash $100.0M Aggregate Principal $100 million(1) Security Type Senior Unsecured Notes due 2029 Coupon Rate 7.50% Uses of Cash Rating Egan-Jones: BBB+ Cash Consideration for Acquisition $25.5M • Notes may be redeemed in whole or in part anytime prior to the fifth STAT Capital Infusion into Maison $15.0M anniversary of issue (2024) at the applicable Treasury Rate plus 50bps Call Schedule • On/after the fifth anniversary of issue (2024): 103.750% Prepay Outstanding Senior Notes* $48.0M • On /after the sixth anniversary of issue (2025): 101.875% • On/after the seventh anniversary of issue and thereafter (2026): 100% Transaction Expenses $3.4M The interest rate payable on the Notes will be subject to adjustment from General Corporate Purposes $8.1M Coupon Rate time to time if, at any time, the Applicable Rating Agency downgrades or Adjustment upgrades the credit rating assigned to the notes. The adjustments start if Total Uses of Cash $100.0M the rating falls below BBB- • Debt / Total Capital must remain under 35% *Total redemption amount - includes both principal and call premium • FNHC must only purchase reinsurance from reinsurers rated A- or better by A.M. Best or Standard and Poor’s, unless such reinsurance limits have Covenants been fully collateralized by the applicable reinsurer • If the acquisition is terminated the Company will be required to redeem $50 million of the notes at 101.00% • Change of Control put at 101.00% (1) As of the date of this release, the Company has received signed note purchase agreements for an aggregate of $97 million of notes 10

TRANSACTION RATIONALE AND BENEFITS Shareholder Financial Value Creation • Immediately accretive to earnings per share • Minimal book value per share dilution of less than 2% • Tangible book value dilution anticipated to be earned back in less than two years • Increases float of publicly traded shares Diversification and Growth Opportunities • Increases geographic diversification of book of business in Texas and Louisiana • New distribution with direct access to non-Florida retail agents, which complements existing wholesale channel • Additional carrier to monetize existing distribution channels within the Florida market Reinsurance and Expense Synergies • Realization of reinsurance cost savings estimated to be $5 million annually pre-tax • Generates additional scale with operating synergies and expense savings estimated to be 25% of Maison pre-tax G&A expenses annually ($0.8 million in 2019 and $3.3 million in 2020) before transaction integration costs Limited Execution Risk • Acquired new premium represents less than 20% of existing gross written premium volume • Conservative estimate of reinsurance synergies following detailed analysis • No new geographies / states • No new product lines • Minimal employee and system integration risk Debt Offering Benefits • Immediate reduction to weighted-average interest rate of approximately 170bps • Eliminates floating rate risk on $25 million of existing debt • Substantial improvement in debt covenants • Longer time horizon (10 years) provides greater stability 11

LEADER IN DYNAMIC FLORIDA HOMEOWNERS MARKET

LEADING POSITION IN FRAGMENTED FLORIDA MARKET Market dominated by “specialists”, with limited national P&C carrier presence 2018 Q1 FL HO FL HO Mkt Share Rank Insurer DWP ($ mm) (%) 1 Universal Insurance 995 10.5 2 Citizens Property Insurance 782 8.2 • Nation’s third largest state with 20 million people 3 FedNat Insurance 444 4.7 4 Heritage Insurance 417 4.4 • Projected to grow to 26 million by 2030 5 Security First Insurance 409 4.3 Homeowner’s Choice 6 324 3.4 Insurance • $9.4 billion Homeowners growing insurance market with 7 First Protective Insurance 310 3.3 strong home construction market throughout the state 8 American Integrity 309 3.3 9 St. John’s Insurance 293 3.1 • Highly fragmented market with national players comprising 10 United Property Insurance 271 2.9 11 United Services Auto (USAA) 233 2.5 less than 20%, none with higher market share than FedNat 12 Florida Peninsula 120 2.4 13 Tower Hill Prime Insurance 224 2.4 • FedNat’s focus is on high quality, well-mitigated homes 14 People’s Trust Insurance 222 2.3 15 ASI Preferred (Progressive) 176 1.9 (built after 1994) – we have ~20% of homes in this class 16 Federal Insurance (Chubb) 174 1.8 statewide 17 AIG Property Casualty 152 1.6 18 Olympus Insurance 151 1.6 • With Citizens policies reduced by ~two-thirds since 2011, 19 Safepoint Insurance 137 1.4 20 Tower Hill Signature 126 1.3 carriers pursuing geographic expansion and new products 21 Privilege Underwriters 117 1.2 22 USAA Casualty 112 1.2 23 American Traditions 105 1.1 24 Gulfstream P&C Insurance 105 1.1 25 Family Security Insurance 104 1.1 Others 2,575 27.1 Total $9,497 100.0 Source: Florida Office of insurance Regulation data as of September 30, 2018 13

STRONG, PROFITABLE FLORIDA BOOK FNIC Total Insured Value and Policies In-Force FNIC Homeowners Florida Market Share Premiums in Force and % Market Share 140 300 272 273 271 269 264 256 270 247 500 $466.1 $468.9 $470.0 $473.9 $471.9 $467.3 6.00% 120 240 238 $461.5 $452.9 $448.8 $103 240 $102 $100 $98 $96 5.00% 100 $93 400 $89 210 PIF (Thousands) $86 $85 End Quarterat Force 180 - 4.00% 80 300 272 273 271 269 264 256 247 240 238 150 3.00% TIV (Billions) TIV 60 120 200 2.00% 40 90 100 1.00% 60 20 Premiums/Policies In 30 0 0.00% Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 0 0 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Premiums In-Force ($in Mill) Policies In-Force (# in Thousands) % of Market Share per OIR Total Insured Value Policies In Force Disciplined underwriting driving increased profitability on flat premiums 14

MANAGING HURRICANES IRMA AND MICHAEL Two 1-in-10 year storm events in 13-month window Hurricane Irma Hurricane Michael September 2017 October 2018 • At the time, strongest hurricane to make • Strongest hurricane on record to hit the US landfall in over a decade Florida Panhandle • Estimated gross losses at $695M with a • Estimated gross losses at $275M with a $21M retention $23M retention • 40K+ received, over 96% closed • FNIC writes ~10% of the TIV in Bay and • $20M in claims handling revenue and Gulf Country brokerage income • 5.5K+ received, over 70% closed • Recovered 95%+ of our net retention, • CAT claims handling income has been resulting in less than ($1M) after-tax net lower than Irma (low frequency, high impact from the storm severity event) 15

2018-2019 REINSURANCE STRUCTURE FNIC/ MNIC COMBINED REINSURANCE PARTNERS $1.365B 172 Yr Florida Only RMS Long Term With Loss Amplification Hurricane Irma: $633.5M (44 yr RT) $1.135B xs $23M Ultimate loss estimate Catastrophe Excess of Loss Reinsurance (Including FHCF Coverage) Multiple Events 2004*: $495.0M (30 yr RT) Recast Event: RMS v17 & AIR v5 average Multiple Events 2005**: $446.0M (26 yr RT) Recast Event: RMS v17 & AIR v5 average Hurricane Michael: $275.0M (15 yr RT) Ultimate loss Estimate Hurricane Andrew: $257.0M (14 yr RT) Hurricane Wilma: $203.0M (10 yr RT) Hurricane Matthew: $45.7M (5 yr RT) Company Retention - $23M ($20M FNIC + $3M MNIC) *2004 Events: Charley, Frances, Ivan & Jeanne **2005 Events: Dennis, Katrina, Rita & Wilma 1st Event Florida ($1.024B, 9/30/18P Structure based on FHCF limit at time of purchase 100 year RMS LT+DS RP) Event losses are combined FNIC + MNIC totals 16

SUCCESSFULLY MITIGATING AOB AOB has been a significant drag on FL HO providers, but FedNat’s multi-pronged strategy has positioned the company for improved underwriting profitability. FedNat’s AOB Strategy • Achieved aggregate 21+% compounded homeowners rate increase, since 2017, including 4.6% rate increase expected to be effective in April 2019 • Proactive management, training and engagement • Educating policyholders and agents on reporting claims upon occurrence • Analyze expected costs and work directly with AOB contractors and preferred FNHC vendors to arrive at a fair payment, or invoke policy appraisal clause • Reducing litigation and mitigation expense risk • Aggressively pursuing Alternative Dispute Resolution practices • FNHC instituted FL OIR approved policy language changes that restrict emergency mitigation expenses 17

POSITIONING FOR GROWTH

BROADENING FLORIDA PENETRATION FedNat Insurance Company – Florida Market for Homeowners Panhandle 12.0% • Statewide offering of HO3, HO6, North FL HO4 and DP-3 Forms 5.7% • Risk Management through utilization of both analytics and Central FL geographic exposure management 14.3% Total Florida Tampa/ • Distribute through independent Policies in Force St. Pete 14.0% retail partner agents and national for Homeowners/Fire Treasure carrier affinities as of December 31, 2018 Coast 7.8% • Managed catastrophe exposure by 238,263 ceding risk through reinsurance Tri-County treaties SW FL 24.0% 22.2% 19

COASTAL STATE DIVERSIFICATION - Homeowners FedNat In-Force Policy Counts - Regionally • Limited to Gulf and Atlantic coastal states offering P&C policies • Focus on hurricane zones Texas 1 and 2 where need is greatest 5.0% Louisiana 6.5% Florida • Leveraging best practices developed over our 25+ years of experience 84.3% • Organic growth via voluntary business distributed through South Carolina 3.2% Alabama partner managing general 1.1% underwriter and national carrier affiliations Note: Based on homeowners/fire lines of business 20

NON-FLORIDA BOOK’S OUTPERFORMANCE Homeowners non-Florida Gross Premiums Earned GPE and % of Total HO GPE $25,000 16.0% 14.3% • Gaining market share in Texas, Louisiana, 13.2% 14.0% South Carolina and Alabama $20,000 11.5% $19,499 12.0% 10.3% 9.7% $17,984 10.0% • Gross written premiums increased 52% to $15,000 $15,449 $13,639 ~$22 million in Q418 $13,125 8.0% $10,000 Florida GPE FloridaGPE ofTotal % as GPE HO 6.0% - Non • In-force policies grew to 44,000 as of Gross PremiumsGross Earned (Thousands) 4.0% $5,000 December 31, 2018 2.0% $0 0.0% 4Q17 1Q18 2Q18 3Q18 4Q18 Non-Florida HO GPE Non-Florida as % of Total HO GPE 21

MONARCH AND MAISON: MIDDLE MARKET OPPORTUNITY HO Insurance Market FedNat Current Share Segments of Market Segment High-end Segment High Quality Our Historical Focus Well Mitigated Risk Vast middle-market Underweight growth opportunity Middle Market Segment ~50% of total HO = Insurance Market Risk Adjusted Houses Our Opportunity Low-end Segment Poorly/Un-Mitigated Risk Not our Focus 22

EXIT FROM NON-CORE LINES OF BUSINESS Automobile Commercial General Liability • All regulatory approvals received • All regulatory approvals received • Largest remaining block transferred via • Slower run-off than Auto due to annual novation agreement effective August 1 policies • Immaterial amount of GWP and GPE in • No projected GEP by end of 2019 2019 • $1.8M of Unearned Premium Reserves as of December 31 • Expect declining NEP through 2Q19 (was $1.6M in 4Q18) 23

UNDERWRITING & EXPOSURE MANAGEMENT

DISCIPLINED UNDERWRITING APPROACH FedNat’s meticulous underwriting approach allows the Company to manage its current exposures while profitably underwriting new risks. • Focus on properties with more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses • Generalized Linear Model (“GLM”) used to derive pre-quote pass/fail position based on each risk’s associated expenses, CAT and non-CAT exposure, cost of capital and risk concentration • Manual reviews of every bound risk to ensure accuracy of information • Regulatory approved use of our GLM-based analytics to provide a layer of pre-binding portfolio optimization management • Rates on every policy a function of FNIC’s historical loss experience, concentration of risk, expenses and current market conditions • All risks are subject to an annual review to ensure low performing risks are not offered a renewal • Business written by MNIC utilizes a similar disciplined approach as its policies are also underwritten by FedNat Underwriters (“FNU”), the Company’s wholly owned MGA 25

BENEFITTING FROM RIGOROUS EXPOSURE MANAGEMENT All States 1-in-100 Year Probable Maximum Loss / In-Force Excess-of-Loss Cat Reinsurance Premium (“PML to Premium”) • Over $30M lower spend for the treaty 300% year ending 6/30/19 versus the preceding 250% 242% 236% period 226% 214% • Homeowners ceded premium ratio for 200% 194% 200% 187% 182% catastrophe coverage was reduced 5 175% points to 29% 150% • Same purchasing methodology and level of coverage as preceding years 100% 50% 0% Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Notes:PML modeled using average of AIR and RMS. Includes Monarch National from Q1-18 forward. Assumptions: LT, No LA, No SS 26

FINANCIAL OVERVIEW

RECENT FINANCIAL & OPERATING HIGHLIGHTS (in thousands) 4Q17 1Q18 2Q18 3Q18 4Q18* Q4 Notes/Highlights Income Statement Data:  Homeowners net earned premiums Gross Premiums Written $133,892 $134,395 $166,734 $139,022 $127,613 increased 11% over 4Q17 driven by lower catastrophe reinsurance spend and strong Net Premiums Earned 87,503 82,109 83,557 98,493 91,098 non-Florida premium growth (up 49%) Net Investment Income 2,773 2,943 2,978 3,137 3,402  Pre-Tax Income (Loss) 9,567 9,616 12,016 10,970 (12,394) Q4-18 EPS would have been ($0.43), excluding investment losses and $0.86, Net Income (Loss) 6,296 7,463 8,820 7,950 (9,305) excluding Hurricane Michael as well. Diluted Earnings Per Share $0.48 $0.58 $0.69 $0.62 ($0.73)  93% year-over-year EPS growth to $1.16. Balance Sheet Data: Excluding investment gains and losses, 2018 earnings of $18.0 million were up 658% Cash and Investments 530,249 506,861 532,084 518,395 515,948 from 2017. Shareholders Equity 211,637 208,080 215,028 222,936 215,259  Holding company liquidity of $53 million as Book Value per Share $16.29 $16.36 $16.89 $17.45 $16.84 of December 31  Expense initiatives taking hold Financial Ratios: Net Loss Ratio 67.3% 56.1% 56.9% 63.4% 79.4%  $23.0 million of claims from Hurricane Michael represents 25 points on combined Net Expense Ratio 38.0% 44.2% 42.1% 36.9% 38.9% ratio and $1.29 per share, net of related Net Combined Ratio 105.3% 100.3% 99.0% 100.3% 118.3% claims handling revenue * Impact from Hurricane Michael was $22 million, pre-tax, net of related claims handling revenue, and approximately $16.5 million, after-tax. 28

IMPROVING UNDERWRITING PROFITABILITY 130% 118% 110% 105% 100% 99% 100% 39% 90% 38% 37% 44% 42% 70% 79% 50% 67% 63% 56% 57% 30% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018* Net Loss Ratio Net Expense Ratio Net Combined Ratio Steady improvement in net combined ratio for the last four quarters, ex-weather; Stable net loss and expense ratio * Impacted by Hurricane Michael which represents 25 percentage points on the net loss & combined ratios. 29

EXIT FROM NON-CORE LINES DRIVING MEANINGFUL EARNINGS IMPROVEMENT Q4 2017 Q3 2018 Q4 2018 HO Auto Other Consolidated HO Auto Other Consolidated HO Auto Other Consolidated Total Revenue $87,606 $6,149 $7,997 $101,752 $100,616 $2,332 $7,884 $110,832 $95,357 $289 $796 $96,442 Costs and expenses: Losses and loss adjustment expenses 47,345 7,633 3,896 58,874 56,856 2,609 2,992 62,457 64,634 4,840 2,844 72,318 All other expenses 29,254 2,035 2,022 33,311 32,834 1,620 2,951 37,405 32,537 780 3,201 36,518 Total costs and expenses 76,599 9,668 5,918 92,185 89,690 4,229 5,943 99,862 97,171 5,620 6,045 108,836 Income before income taxes 11,007 (3,519) 2,079 9,567 10,926 (1,897) 1,941 10,970 (1,814) (5,331) (5,249) (12,394) Income taxes 4,246 (1,358) 1,055 3,943 2,768 (481) 733 3,020 (460) (1,351) (1,278) (3,089) Net income 6,761 (2,161) 1,024 5,624 8,158 (1,416) 1,208 7,950 (1,354) (3,980) (3,971) (9,305) Net loss attributable to noncontrolling interest (672) - - (672) - - - - - - - - Net income attributable to FNHC shareholders $7,433 ($2,161) $1,024 $6,296 $8,158 ($1,416) $1,208 $7,950 ($1,354)* ($3,980) ($3,971) ($9,305) Excluding Hurricane Michael, Homeowners made $15.1M in 4Q18. * Hurricane Michael impacted losses by $22 million, and net income by approximately $16.5 million. 30

FAVORABLE PREMIUM COMPOSITION Gross Premiums Written Net Premiums Earned 2.0% 1.8% 3.5% 7.2% 7.1% 9.1% 16.0% 2017 73.4% Florida Homeowners 79.9% Non-Florida Homeowners Auto 2.4% 2.5% 1.3% 1.5% 0.9% CGL Other 14.3% 18.0% 2018 80.8% 78.3% 31

INVESTMENT PORTFOLIO COMPOSITION Corporate & Collaterized Mortgage Obligations • Designed to preserve capital, maximize after-tax $292.0 investment income, maintain liquidity and minimize State. Muni, and risk Political Subs $9.8 • As of 12/31/2018, 97.9% of the Company’s fixed income portfolio was rated investment grade • Average duration: 4.2 years • Composite rating: A- (S&P Composite) Common Stock & • YTM: 3.66% Mutual Funds • Book yield: 3.30% $17.8 • Historical total returns on cash and investments as of 12/31/2018 Cash and Cash Equivalents • 1 Year: 0.53% $64.4 US Gov. & Agency • 2 Years: 2.18% Sec. $132.0 as of December 31, 2018 (in millions) 32

LIQUIDITY & LEVERAGE Non-insurance Liquidity Cash Flow from Operations $ in millions $ in millions $70 $65 $40 $29 $30 $60 $55 $53 $20 $12 $50 $50 $10 $2 $0 $40 -$10 -$20 -$13 $30 -$30 -$29 $20 -$40 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q4 2017* Q1 2018 Q2 2018 Q3 2018 Q4 2018** * Impacted by Hurricane Irma. ** Impacted by Hurricane Michael. Financial Leverage Underwriting Leverage Debt/Capital NPE/Equity 18% 17.8% 45% 44.2% 44% 17.6% 43% 42.3% 18% 42% 17.1% 17.1% 41% 17% 40% 39.5% 38.9% 16.6% 39% 38.5% 17% 38% 37% 16% 36% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 35% Q4 2017 Q1 2018 Q2 2018 Q3 2018* Q4 2018* * Driven by lower catastrophe program expense. 33

FORWARD FINANCIAL MOMENTUM Incremental drivers of earnings growth into 2019: • Implementation of Maison’s operations and execution on reinsurance and operational synergies • Homeowners net earned premiums will benefit from three key factors: • Rate increase of 4.6% expected to be effective on 4/20/19, approved by OIR • Rate increase of 10% effective 8/1/17 now being fully earned • Continued Non-Florida gross premiums growth – up 48% in 2018 • Lower ceded premiums as a result of new re-insurance program • 10% less hurricane exposure • 5 points lower ceded premium ratio (34% down to 29%) • Represents over $30 million of catastrophe reinsurance costs savings over the coming treaty year • Financial savings and benefits of operating efficiency initiatives • Reduced staffing by 105 in 2018 • $1.5M per quarter run-rate savings • Reduced losses from unprofitable Auto and CGL business lines • AOB mitigation efforts 34

CORE EARNINGS POWER Pre-Tax After-Tax 4Q18, as reported ($12,394) ($9,305) Exclude: Hurricane Michael 22,000 16,423 Claims handling fee income & salvage & subrogation (5,000) (3,733) Non-core adverse development 6,000 4,479 Severance costs 500 373 Investment losses 5,060 3,778 “Normalized” quarter $16,166 $12,015 Normalized 4Q18 earnings drive core business ROE of over 20% 35

Why FNHC? • Leading operator in complex, fragmented market • Long-term track record and management expertise • Excellent brand reputation and agent network (including Allstate, GEICO) • Florida market ripe for consolidation • Strategic focus and execution driving earnings momentum • Maison acquisition expected to be accretive to 2019 earnings • Underwriting profitability trends improving • In-market and coastal state expansion underway • Expense ratios coming down as operating efficiencies take hold • Exit of non-core lines nearing completion • Strong balance sheet supports effective capital management strategy

Questions? Michael Braun Chief Executive Officer, FedNat Holding Company Phone: 954-308-1322 mbraun@FedNat.com Ron Jordan Chief Financial Officer, FedNat Holding Company Phone: 954-308-1363 rjordan@FedNat.com